                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8K/A


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): May 18, 2000
                                                  (February 4, 2000)


                         takeoutmusic.com Holdings Corp.
               (Exact Name of Registrant as Specified in Charter)



         Washington                 33307727                   980138706

     (State or Other Jurisdiction (Commission File Number) (I.R.S. Employer
          of Incorporation)                                Identification No.)


381 Broadway, Suite 201, New York, NY                                   10013
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (212) 8710714


                        Shampan, Lamport Holdings Limited
                1260609 Granville Street, Vancouver, B.C. V7Y 1G5
           Former Name and Former Address (Changed Since Last Report)

Item 1.    Change in Control of Registrant.

         On February 4, 2000, TOMCI Acquisition Corp. ("MergerSub"), a wholly owned subsidiary of takeoutmusic.com Holdings Corp. (f/k/a Shampan, Lamport Holdings Limited), a Washington corporation, (the "Company"), merged (the "Merger") with and into takeoutmusic.com, Inc., a Delaware corporation ("takeoutmusic.com"), pursuant to an Agreement and Plan of Merger dated January 26, 2000 (the "Merger Agreement"). takeoutmusic.com is a development stage company engaged in the business of developing and marketing musical recordings, and offering such recordings by direct file transfer, or "downloading" to consumers over the Internet. Following the Merger, the business to be conducted by the Company will be the business conducted by takeoutmusic.com prior to the Merger.

         Pursuant to the terms of the Merger Agreement, the Company issued 10,046,344 shares of its authorized but unissued common stock to the former holders of takeoutmusic.com common stock based on a conversion ratio of 1.15 shares of the Company's common stock for each share of takeoutmusic.com common stock issued and outstanding as of the effective time of the Merger. The shares issued to the former takeoutmusic.com stockholders represent approximately 80.5% of the outstanding common stock of the Company following the Merger, and the shareholders of the Company prior to the Merger represent approximately 19.5% of the outstanding common stock of the Company following the Merger. Immediately prior to the Merger, Sofisco Nominees Limited, Mori S. Ninomiya, John Lavallo, Jason Brunka and Richard Pangilinan beneficially owned approximately 17.2%, 16.2%, 13.4%, 11.7% and 11.0% of takeoutmusic.com, respectively, on a fully diluted basis.

         In addition, all outstanding options and warrants to purchase takeoutmusic.com common stock were converted into options and warrants to purchase common stock of the Company. The sole outstanding warrant to purchase an aggregate of 273,598 shares of takeoutmusic.com Common Stock at an exercise price of $0.666667 was converted into a warrant to purchase an aggregate of 314,638 shares of the Company's Common Stock at an exercise price of $0.579710. takeoutmusic.com employee stock options to purchase an aggregate of 392,000 shares of takeoutmusic.com Common Stock at an exercise price of $0.67 per share were converted into options to purchase 450,800 shares of the Company's Common Stock at an exercise price of $0.58 per share.

Item 2.    Acquisition or Disposition of Assets.

         See Item 1 above for a description of the Merger.

Item 5.    Other Events.

         In connection with the Merger, the Company changed its name to "takoutmusic.com Holdings Corp." pursuant to the Articles of Amendment to the Articles of Incorporation of the Company declared effective at 5:00 p.m. on February 9, 2000 by the Secretary of State of the State of Washington. Effective February 4, 2000, the Company's principal executive offices are located at 381 Broadway, Suite 201, New York, New York 10013. The Company's new telephone number, effective February 4, 2000, is (212) 871-0714.

         Also in connection with the Merger, Mori S. Ninomiya, John Lavallo and Edwin O'Loughlin, designees of the former stockholders of takeoutmusic.com, were elected to the Board of Directors of the Company and thereafter the existing Directors of the Company tendered their own resignations from the Board of Directors of the Company.

Item 7.    Financial Statements

         (a)      Financial Statements of Business Acquired.

         See index to financial statements

         (b)      Pro Forma Financial Information.

         See index to financial statements

         (c)      Exhibits.

         Exhibit No.       Description

         2.1               Agreement and Plan of Merger(1)
         2.2 List of Exhibits and Schedules to Agreement and Plan of Merger
         3.1               Articles of Amendment to Registrant's Articles of
                           Incorporation

--------------------------------------------------------------------------------

(1) The Company undertakes to file supplementally a copy of any schedule to the Agreement and Plan of Merger to the SEC upon request.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         takeoutmusic.com Holdings Corp.


                               /s/ MORI S. NINOMIYA
                             ----------------------------------------
                             Name:   Mori S. Ninomiya
                             Title:  Chairman of the Board, President
                                     and Chief Executive Officer




Dated:  May 17, 2000

                         INDEX TO FINANCIAL STATEMENTS


TAKEOUTMUSIC.COM, INC.

Report of Independent Public Accountants                                           F-1
Balance Sheet as of December 31, 1999                                              F-2
Statement of Operations for the period from April 12, 1999 (Inception) to
   December 31, 1999                                                               F-3
Statement of Stockholders' Equity for the period from April 12, 1999 (Inception)
   to December 31, 1999                                                            F-4
Cash Flow Statement for the period from April 12, 1999 (Inception) to
   December 31, 1999                                                               F-5
Notes to Financial Statements                                                      F-6

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Introduction to Pro Forma Financial Statements (Unaudited)                         F-14
Pro Forma Balance Sheet as of December 31, 1999                                    F-15
Pro Forma Income Statement for the year ended December 31, 1999                    F-16
Notes to the Pro Forma Financial Statements                                        F-17

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders of takeoutmusic.com

We have audited the accompanying balance sheet of takeoutmusic.com, Inc. (a Delaware corporation in the development stage) as of December 31, 1999, and the related statement of operations, stockholders' equity and cash flows for the period from April 12, 1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of takeoutmusic.com, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the period from April 12, 1999 (inception) to December 31, 1999, in conformity with accounting principles generally accepted in the United States.





New York, New York
May 12, 2000
takeoutmusic.com, Inc.
(a development stage company)

BALANCE SHEET
DECEMBER 31, 1999



                         ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                                $      1,105,898
    Certificate of deposit                                                            300,000
    Other current assets                                                                4,932
                                                                             ----------------
                 Total current assets                                               1,410,830

PROPERTY AND EQUIPMENT, net                                                            81,619

OTHER ASSETS                                                                            5,707
                                                                             ----------------
                 Total assets                                                $      1,498,156
                                                                             ================

             LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accrued expenses                                                         $         92,514
    Obligations under capital leases - current portion                                 12,869
                                                                             ----------------
                 Total current liabilities                                            105,383

Obligations under capital leases, less current portion                                  9,033
                                                                             ----------------

STOCKHOLDERS' EQUITY
    Common Stock; $0.01 par value; 50,000,000 shares authorized,
      10,046,344 issued and outstanding at December 31, 1999                          100,464
    Additional paid-in capital                                                      1,643,579
    Deferred compensation                                                             (34,312)
    Accumulated deficit during development stage                                     (325,991)
                                                                             ----------------
                 Total stockholders' equity                                  $      1,383,740
                                                                             ----------------
                 Total liabilities and stockholders' equity                  $      1,498,156
                                                                             ================


The accompanying notes are an integral part of this balance sheet.

takeoutmusic.com, Inc.
(a development stage company)

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM APRIL 12,1999 (INCEPTION) TO DECEMBER 31, 1999


REVENUE                                                        $           -

OPERATING EXPENSES:
    General and administration                                       172,482
    Selling and marketing                                             63,771
    Business development                                              42,541
    Non-cash compensation expense                                      3,188
                                                               -------------
                 Total operating expenses                           (281,982)

INTEREST INCOME:                                                       7,692
    Net loss before income taxes                                    (274,290)
                                                               -------------
                 Provision for income taxes                                -
                 Net loss                                      $    (274,290)
                                                               =============

Loss per share
    Basic and diluted- diluted                                 $       (0.04)
Weighted average shares outstanding:
    Basic and diluted                                              6,324,756



The accompanying notes are an integral part of this statement.

takeoutmusic.com, Inc.
(a development stage company)

STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE PERIOD FROM APRIL 12,1999 (INCEPTION) TO DECEMBER 31, 1999

                                              Common Stock
                                              ------------             Additional      Deferred     Accumulated
                                          Shares       Amount       Paid in Capital  Compensation     Deficit         Total
                                          ------       ------       ---------------  ------------     -------         -----
Issuance of stock to founders                 5,750    $      58    $         -      $       -      $          (8)  $        50
Stock Split - 900 to 1                    5,169,250       51,693              -              -            (51,693)            -
Proceeds from issuance of
    common stock in connection with
    private placement, net of
    issuance costs of $15,668             1,725,004       17,250         77,082              -                  -        94,332
Proceeds from issuance of common
    stock in connection with
    private placement net of
    issuance costs of $263,508            3,146,340       31,463      1,528,997              -                  -     1,560,460
Issuance of options to
    consultants for services                      -            -         37,500        (37,500)                 -             -
Amortization of deferred compensation             -            -              -          3,188                  -         3,188
Net loss for the year ended
    December 31,  1999                            -            -              -              -           (274,290)     (274,290)
                                         ----------    ---------    -----------        --------          ---------    ---------

BALANCE AT DECEMBER 31, 1999             10,046,344    $ 100,464    $ 1,643,579        (34,312)          (325,991)    1,383,740
                                         ==========    =========    ===========        ========          =========    =========



The accompanying notes are an integral part of this statement.

takeoutmusic.com, Inc.
(a development stage company)

STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM APRIL 12, 1999 (INCEPTION) TO DECEMBER 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                        $      (274,290)
    Adjustments to reconcile net loss to net cash used
      in operating activities
    Depreciation and amortization                                             6,044
    Non-cash compensation expense                                             3,188
    Increase in other asset                                                 (10,639)
    Increase in accounts payable and accrued expenses                        92,514
                                                                    ---------------
                 Net cash used in operating activities                     (183,183)

CASH FLOWS FROM INVESTING ACTIVITIES:
    Increase in short term investments                                     (300,000)
    Capital expenditures                                                    (35,864)
    Capitalization of web-site development costs                            (26,170)
    Payment of capital lease liabilities                                     (3,727)
                                                                    ---------------
                 Net cash used in investing activities                     (365,761)
                                                                    ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Capital contributions on initial capitalization                              50
    Proceeds from issuance of stock, net of issuance costs                1,654,792
                                                                    ---------------
                 Net cash provided by financing activities                1,654,842
                                                                    ---------------
                 Net increase in cash and cash equivalents                1,105,898

Cash and cash equivalents, beginning of period                                    -
                                                                    ---------------

Cash and cash equivalents, end of period                            $     1,105,898
                                                                    ===============



The accompanying notes are an integral part of this statement.

takeoutmusic.com inc.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1999 AND FOR THE PERIOD FROM APRIL 12, 1999
(INCEPTION) TO DECEMBER 31, 1999


1.   THE COMPANY

takeoutmusic.com, Inc. (the "Company" or "takeoutmusic.com"), a Delaware corporation, was incorporated on April 12, 1999. The Company is in the development stage and is engaged in the business of developing and marketing musical recordings, and offering such recordings by direct file transfer, or "downloading" to consumers over the Internet on its websites. The sites employ a record industry accepted technology licensed from Liquid Audio that allows downloads of samples and full songs directly from its website to PC player programs, CD recorder devices, and portable digital music players. The company also undertakes internet and traditional marketing activities for third party companies. The Company operates within one industry segment.

2.   SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is in the development stage and is subject to various risks, including the need for additional financing, dependence on key personnel and the establishment of its operations as a viable business model. Furthermore, the Company is subject to the risks and uncertainties associated with Internet commerce.

Revenue Recognition

Advertising, marketing and promotion revenues will be derived principally from short-term agreements. These revenues will be generally recognized ratably over the term of the agreements, provided the Company has no significant obligations and collection of receivable is probable. Revenue from music downloads and merchandise sales will be recognized in the period in which the download or shipment occurs.

Advertising Costs

Advertising costs are expensed as incurred. The Company expenses the production costs of advertising the first time the advertising takes place. For the period from inception (April 12, 1999) to December 31, 1999 advertising costs were approximately $41,000.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Fair Value of Financial Instruments

The carrying amounts of the Company's accounts receivable, accounts payable, accrued liabilities and debt approximate fair market value based upon the relatively short-term nature of these financial instruments.

takeoutmusic.com inc.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1999 AND FOR THE PERIOD FROM APRIL 12, 1999
(INCEPTION) TO DECEMBER 31, 1999


Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and are depreciated on the straight-line method over the estimated useful lives of the assets, ranging from three to five years. Expenditures for maintenance and repairs are charged to operations as incurred.

Software Costs

In accordance with Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", issued in March 1998 and adopted by the Company, external direct costs of materials and services incurred in connection with developing or obtaining internal use software and payroll costs of employees working solely on the application development stage of the project have been capitalized. Such costs will be amortized using the straight-line method over an estimated useful life of 3 years beginning when the software is ready for its intended use or over its known useful life, whichever is shorter.

The Company accounts for long-lived assets in accordance with the provisions of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets to be Disposed of" ("SFAS 121"). This statement establishes financial accounting and reporting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets to be held and used, and for long-lived assets and certain identifiable intangibles to be disposed of. SFAS 121 requires, among other things, that the entity review its long-lived assets and certain related intangibles for impairment whenever changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable.

Organization Costs

In April 1998, the American Institute of Certified Public Accountants issued Statement of Position 98-5 ("SOP 98-5"), "Reporting on the Costs of Start-up Activities." This SOP requires costs of start-up activities and organization costs to be expensed as incurred. The Company has adopted SOP 98-5 and expensed all costs as incurred.

Income Taxes

Income taxes are calculated using the liability method of accounting for income taxes specified by SFAS No. 109, ACCOUNTING FOR INCOME TAXES. Deferred income taxes are recognized for the tax consequences of temporary differences between the financial statements and income tax bases of assets, liabilities and carryforwards using enacted tax rates. Valuation allowances are established when necessary, to reduce deferred tax assets to the amount expected to be realized. Realization is dependent upon future pre-tax earnings, the reversal of temporary differences between book and tax income, and the expected tax rates in effect in future periods.

Stock-based Compensation

SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, encourages entities to recognize compensation costs for stock-based employee compensation plans using the fair value based method of accounting defined in SFAS No. 123, but allows for the continued use of the intrinsic value based method of takeoutmusic.com inc.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1999 AND FOR THE PERIOD FROM APRIL 12, 1999
(INCEPTION) TO DECEMBER 31, 1999


accounting prescribed by Accounting Principles Board (APB) Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES. The Company continues to use the accounting prescribed by APB Opinion No. 25 and as such is required to disclose pro forma net income and earnings per share as if the fair value based method of accounting had been applied.

New Accounting Pronouncements

In June 1998, the FASB issued SFAS No.133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS No. 133 will be effective for fiscal years beginning after June 15, 2000. The Company is currently evaluating the impact of the adoption of SFAS 133 on its financial position and results of operations.

3.   PROPERTY AND EQUIPMENT


Property and Equipment consists of the following:
   Computer equipment                                                       $    52,836
   Web site development costs                                                    26,170
   Office equipment and furniture                                                 8,657
                                                                            -----------
                                                                                 87,633
   Less- accumulated depreciation and amortization                               (6,044)
                                                                            ===========
                    Net                                                     $    81,619
                                                                            ===========


4.   ACCRUED EXPENSES


Accrued expenses consist of the following:

   Professional fees                                                        $   73,284
   Accrued payroll taxes                                                         1,909
   Other                                                                        17,321
                                                                            ----------
                                                                            $   92,514
                                                                            ==========


5.   INCOME TAXES

As of December 31 1999, the Company has estimated tax net operating loss carryforwards of approximately $274,000 which begin to expire in 2020. The Company has recorded a deferred tax asset offset by a valuation allowance of approximately $274,000 because of uncertainty regarding their future realizability. A change in control, as defined in Internal Revenue Code Section 382 could limit the Company's ability to utilize its tax net operating loss carryforwards.

takeoutmusic.com inc.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1999 AND FOR THE PERIOD FROM APRIL 12, 1999
(INCEPTION) TO DECEMBER 31, 1999


6.   COMMITMENTS AND CONTINGENCIES

Leases

takeoutmusic.com leases office space, certain computer equipment and office equipment and furniture under noncancellable leases expiring through fiscal 2001. As of December 31, 1999, future net minimum lease payments were as follows:

                                                      Capital       Operating
                        Fiscal Year                    Lease          Lease
                        -----------                 -----------   -------------
   2000                                             $   13,775    $   15,433
   2001                                                  9,395             -
                                                    ----------    -------------
   Total minimum lease payments                         23,170        15,433
   Less: amounts representing interest                  (1,268)
   Present value of minimum lease payments          $   21,902
                                                    ----------
   Current portion                                  $   12,869
                                                    ----------
   Long-term                                        $    9,033
                                                    ==========


Operating lease expense for the period ended December 31, 1999 was $9,508 under noncancellable operating leases.

In August 1999, the Company entered into an operating lease for its current facility in New York. The lease expires on July 31, 2000 and the Company has not yet identified an alternative location.

License Agreements

takeoutmusic.com had entered into license agreements with approximately 75 recording artists at December 31, 1999. The agreements allow takeoutmusic.com to make recordings available for sale via internet download. If the Artist links any Artist-controlled website to the takeoutmusic.com site, takeoutmusic.com is entitled to a royalty on all sales of sound recordings or merchandise to visitors who enter the Artist-controlled site through the takeoutmusic.com site. The Company pays royalties to the Artists on digital downloads from the takeoutmusic.com website, less a distribution fee to Liquid Audio. The Company also receives royalties on sales of recordings through the Liquid Audio Network, a portion of which remitted to the Artist.

Consulting Agreements

During 1999, the Company entered into consulting agreements with four of its advisors to the Board of Directors, which will continue for one year subject to renewal. The compensation under the agreement consists of initial grants of 25,000 stock options to each advisor at an exercise price of $0.67 per share and annual grants of 5,000 stock options commencing two years after the initial grant. The exercise price of the subsequent grants will be the then fair market value. The initial options vest ratably over two years, provided that the advisors are still providing consulting services to the Company and all stock options including the additional annual grants will terminate six years after the date of the initial option grant. During the period ended December 31, 1999, the Company issued $33,000 of grants determined using the Black-Scholes option pricing model, of which $2,063 was charged to expense.

takeoutmusic.com inc.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1999 AND FOR THE PERIOD FROM APRIL 12, 1999
(INCEPTION) TO DECEMBER 31, 1999


During 1999, the Company entered into consulting agreements with two independent contractors. The compensation under the agreement consists of nonqualified stock options to purchase 5,000 shares each of common stock at an exercise price of $0.67 per share. The options vest on October 1, 2000. The options will expire on the earlier of 10 years from the date of grant or 3 months after grantee is no longer employed or associated with the Company. During the period ended December 31, 1999, the Company issued $4,500 of grants determined using the Black-Scholes option pricing model, of which $1,125 was charged to expense.

7.   INCENTIVE COMPENSATION PLAN

On July 16, 1999, the Company adopted the 1999 Incentive Compensation Plan (the "Plan"), under which incentive stock options, stock appreciation rights, restricted stock units, stock awards or cash awards may be granted to executives, employees, directors and other persons who provide services to the Company, to the extent deemed appropriate by the Compensation Committee of the Board of Directors. An aggregate of 1,200,000 shares of common stock of the Company have been reserved for delivery in connection with Awards under the Plan.

Pursuant to SFAS 123, the Company has elected to account for the 1999 Plan under APB No. 25, under which no compensation expense is recognized for unit option awards granted at or above fair market value. As the exercise price of all options granted during 1999 equaled or was greater than the fair market value, no deferred compensation expense was recorded. Under SFAS No. 123, compensation cost is measured at the grant date based on the fair value of the award and is recognized over the service (or vesting) period.

Had the Company recognized compensation expense in accordance with SFAS 123, the Company's net loss would have been changed to the following pro forma amounts for the period from inception (April 12, 1999) to December 31, 1999.

                                                                     1999
                                                                     ----

           Net loss, as reported                              $    (274,290)
           Net loss, pro forma                                     (389,171)


Under SFAS No. 123, the fair value of each option is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in 1999: (1) expected life of option of five to ten years; (2) dividend yield of 0%; (3) expected volatility of 46%; and (4) risk-free interest rate of 6%.

takeoutmusic.com inc.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1999 AND FOR THE PERIOD FROM APRIL 12, 1999
(INCEPTION) TO DECEMBER 31, 1999


Following is a summary of the Company's stock option activity from the period of inception (April 12, 1999) to December 31, 1999-


                                                                     December 31, 1999
                                                              ------------------------------
                                                                                 Weighted
                                                                                 Average
                                                               Options        Exercise Price
                                                              ---------       --------------
         Outstanding at beginning of period                          -                $-
         Granted                                               628,000                 0.67
         Canceled                                                    -                 -
         Terminated                                                  -                 -
         Exercised                                                   -                 -
         Outstanding at end of period                          628,000                $0.67
                                                              ========             ========

         Options exercisable at end of period                        -                 -
         Weighted average fair value of
            options granted                                     $ 0.42




8.   STOCKHOLDER'S EQUITY

Change in Authorized Number of Shares

In June 1999, the Company amended its Certificate of Incorporation to increase the number of authorized shares of common stock to 50,000,000 from 5,000 and to change the par value from no par value to par value per share of $0.01.

Stock Split

Effective June 1999, the Company authorized a 900-for-1 stock split of common shares.

Private Placement

In July 1999, the Company issued 1,725,004 shares of its common stock in a private placement receiving net proceeds of $94,332 (after issuance costs of approximately $16,000).

In December 1999, the Company issued 3,146,340 shares of its common stock in a private placement receiving net proceeds of $1,560,460 (after issuance costs of approximately $264,000).

Warrant

In connection with the December private placement, takeoutmusic.com issued a warrant to purchase an aggregate of 314,638 shares of takeoutmusic.com Common Stock to their placement agent at an exercise price of $0.67. The warrants are exercisable from the closing of the private placement (December 28, 1999). The expiration date of the warrant is December 28, 2004.

takeoutmusic.com inc.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1999 AND FOR THE PERIOD FROM APRIL 12, 1999
(INCEPTION) TO DECEMBER 31, 1999


The fair value of the warrant granted, using the Black-Scholes option pricing model with the following assumptions: dividend yield of 0%, volatility of 46%, risk-free interest rate of 6.49% and expected life of five years, was $89,778. takeoutmusic.com has recorded this as a transaction cost associated with the private placement.

9.   SUBSEQUENT EVENTS

Merger with Shampan Lamport Holdings Limited

On February 4, 2000, TOMCI Acquisition Corp., ("MergerSub"), a Delaware corporation and a wholly owned subsidiary of Shampan Lamport Holdings Limited ("Shampan"), a Washington corporation, merged with and into takeoutmusic.com, Inc., a Delaware corporation ("takeoutmusic.com"), pursuant to an Agreement and Plan of Merger dated January 26, 2000 (the "Merger Agreement"). takeoutmusic.com was the surviving corporation in the merger. In connection with the Merger, Shampan changed its name to takeoutmusic.com Holdings Corp.

Pursuant to the terms of the Merger Agreement, Shampan issued 10,046,344 shares of its authorized but previously unissued common stock to the former holders of takeoutmusic.com common stock based on a conversion ratio of 1.15 shares of Shampan's common stock for each share of takeoutmusic.com common stock issued and outstanding as of the effective time of the Merger. The shares issued to the former takeoutmusic.com stockholders represent approximately 80.5% of the outstanding common stock of Shampan following the Merger, and the shareholders of Shampan prior to the Merger represent approximately 19.5% of the outstanding Common Stock of Shampan following the Merger. The merger was accounted for as a capital transaction which is equivalent to the issuance of stock by takeoutmusic.com for Shampan's net liabilities of approximately $275,000, accompanied by a recapitalization of takeoutmusic.com. All share and per share information included in these financial statements has been adjusted retroactively to reflect the recapitalization.

In addition, all outstanding options and warrants to purchase takeoutmusic.com common stock were converted into options and warrants to purchase common stock of Shampan. The sole outstanding warrant to purchase an aggregate of 273,598 shares of takeoutmusic.com common stock at an exercise price of $0.67 was converted into a warrant to purchase an aggregate of 314,638 shares of Shampan' common stock at an exercise price of $0.58. takeoutmusic.com employee stock options to purchase an aggregate of 733,000 shares of takeoutmusic.com common stock at an exercise price of $0.67 per share were converted into options to purchase 842,950 shares of Shampan' common stock at an exercise price of $0.58 per share.

In addition, the 1999 Incentive Compensation Plan (the "Plan") to grant options to purchase takeoutmusic.com common stock were converted into the 1999 Incentive Plan to purchase common stock of Shampan.

Fulfillment Center Agreement

In April, 2000, takeoutmusic.com entered into an agreement with Baker & Taylor, Inc. ("B&T"), a third party service organization whereby B&T provides takeoutmusic.com with drop ship distribution services in support of takeoutmusic.com's retail operations, for an initial period of one year, renewable annually for a total of five years. All aspects relating to fulfillment of customer orders are handled by B&T following receipt of customers orders from takeoutmusic.com, including processing of customer orders and shipment of merchandise.

takeoutmusic.com inc.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1999 AND FOR THE PERIOD FROM APRIL 12, 1999
(INCEPTION) TO DECEMBER 31, 1999



In consideration for performance of the services provided by B&T during the contract term, takeoutmusic.com paid an initial start- up fee and will be charged on a fee-for-service basis.

takeoutmusic.com, Inc. and Shampan Lamport Holdings Limited

Introduction to Pro Forma Financial Statements (unaudited)

On February 4, 2000, Shampan Lamport Holdings Limited, ("Shampan"), a Washington corporation, merged with and into takeoutmusic.com, Inc., a Delaware corporation ("takeoutmusic.com"), pursuant to an Agreement and Plan of Merger dated January 26, 2000 (the "Merger Agreement"). Takeoutmusic.com was the surviving corporation in the merger. In connection with the Merger, Shampan changed its name to takeoutmusic.com Holdings Corp.

Pursuant to the terms of the Merger Agreement, each share of takeoutmusic.com common stock issued and outstanding was exchanged for Shampan common stock based on a conversion ratio of 1.15 shares of Shampan's common stock for each share of takeoutmusic.com common stock. As a result of the merger, the takeoutmusic.com Stockholders collectively acquired approximately 10,046,344 shares of Shampan Common Stock or approximately 80.5% of the outstanding common stock of Shampan. In addition, all outstanding options and warrants to purchase takeoutmusic.com common stock were converted into options and warrants to purchase common stock of the Company. The merger will be accounted for as a capital transaction, which is equivalent to the issuance of stock by takeoutmusic.com for Shampan's net liabilities of approximately $275,000, accompanied by a recapitalization of takeoutmusic.com.

The accompanying unaudited pro forma balance sheet presents the financial position of takeoutmusic.com and Shampan as of December 31, 1999, assuming the merger has been completed as of the balance sheet date. The unaudited pro forma statement of operations for the year ended December 31, 1999 for takeoutmusic.com and Shampan reflect the merger as if the merger had been completed on the first day of the fiscal year presented. The historical statements of operations for the year ended December 31, 1999 have been derived from the audited financial statements of Shampan included in its Annual Report on Form 10-KSB, Registration Number 333-07727 which is incorporated herein by reference, and takeoutmusic.com's audited statement of operations for the period ended December 31, 1999.

The unaudited pro forma financial statements are not indicative of the results that actually would have occurred had the acquisition taken place at the beginning of the period or of results that may be obtained in the future.




New York, New York
--------------
takeoutmusic.com, Inc. and Shampan Lamport Holdings Limited

BALANCE SHEET
DECEMBER 31, 1999
(Unaudited)





                                     ASSETS


                                                      Takeout          Shampan           Pro Forma
                                                     Historical       Historical        Adjustments              Pro Forma
                                                     ----------       ----------        -----------             -----------
CURRENT ASSETS:
    Cash and cash equivalents                      $    1,105,898    $        8,497   $            -         $    1,114,395
    Certificate of Deposits                               300,000                 -                -                300,000
    Other current assets                                    4,932                 -                -                  4,932
                                                   ----------------  ---------------  ----------------       ---------------
                 Total current assets                   1,410,830             8,497                -              1,419,327

PROPERTY AND EQUIPMENT, net                                81,619                 -                -                 81,619

OTHER ASSETS                                                5,707                 -                -                  5,707
                                                   ----------------  ---------------  ----------------       ---------------
                 Total assets                      $    1,498,156    $        8,497   $            -         $    1,506,653
                                                   ================  ===============  ================       ===============

  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable and accrued expenses          $       92,514    $       32,686   $            -         $      125,200
    Current portion of capital lease obligation            12,869                 -                -                 12,869
    Notes Payable                                               -            67,500                -                 67,500
                                                   ----------------  ---------------  ----------------       ---------------
                 Total current liabilities                105,383           100,186                -                205,569

CAPITAL LEASE OBLIGATION, less current portion              9,033                 -                -                  9,033

NOTES PAYABLE TO SHAREHOLDER                                    -           183,000                -                183,000
                                                   ----------------  ---------------  ----------------       ---------------
                 Total liabilities                        114,416           283,186                -                397,602

STOCKHOLDERS' EQUITY (DEFICIT):
    Common stock                                          100,464            24,389          (87,360)   (b)         137,956
                                                                                             100,463    (a)

    Additional paid-in capital                          1,643,579         4,949,776       (5,248,854)   (c)       1,331,398
                                                                                              87,360    (b)
                                                                                            (100,463)   (a)
    Accumulated deficit                                  (325,991)       (5,248,854)       5,248,854    (c)        (325,991)

Deferred compensation                                     (34,312)                -                -                (34,312)
                                                   ----------------  ---------------  ----------------       ---------------

                 Total stockholders' equity             1,383,740          (274,689)               -              1,109,051
                                                   ----------------  ---------------  ----------------       ---------------
                 Total liabilities and
                    stockholders' equity
                    (deficit)                      $    1,498,156    $        8,497   $            -         $    1,506,653
                                                   ================  ===============  ================       ===============

DECEMBER 31, 1999


takeoutmusic.com, Inc. and Shampan Lamport Holdings Limited

INCOME STATEMENT
DECEMBER 31, 1999
(Unaudited)




                                                       Takeout           Shampan         Pro Forma
                                                      Historical       Historical       Adjustments              Pro Forma
                                                      ----------       ----------       -----------              ---------
OPERATING EXPENSES                                 $      281,982    $       78,170   $            -          $     360,152
                                                   --------------    --------------   ----------------        --------------

LOSS FROM OPERATIONS                                     (281,982)          (78,170)               -               (360,152)

INTEREST INCOME (EXPENSE)                                   7,692           (12,937)               -                 (5,245)
                                                   --------------    --------------   ----------------        --------------
                 Net loss                          $     (274,290)   $      (91,107)  $            -          $    (365,397)
                                                   ==============    ==============   ================        =============

NET LOSS PER COMMON SHARE:
    (BASIC AND DILUTED)                            $        (0.04)   $        (0.04)                          $       (0.04)
                                                   ==============    ==============                           =============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
    (BASIC AND DILUTED)                                6,324,756          2,328,363                              8,653,119

takeoutmusic.com, Inc. and Shampan Lamport Holdings Limited

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31,1999
(unaudited)



1.   BASIS OF PRESENTATION

The pro forma balance sheet combines the balance sheets of takeoutmusic.com, Inc. ("takeoutmusic.com") and Shampan Lamport Holdings Limited ("Shampan") as of December 31, 1999, assuming the merger has been completed as of the balance sheet date. The pro forma statement of operations for the year ended December 31, 1999 combines the statement of operations of takeoutmusic.com for the period from inception (April 12, 1999) until December 31, 1999 with the statement of operations of Shampan for the year ended December 31, 1999. The results of operations of Shampan for the period from January 1, 2000 to February 4, 2000 were not material. The pro forma statement of operations reflects the merger, as if the merger had occurred on the first day of the fiscal year presented.

The historical balance sheets used in the presentation of the pro forma financial statements have been derived from takeoutmusic.com's and Shampan's audited financial statements as of December 31, 1999. The historical statements of operations for the year ended December 31, 1999 have been derived from takeoutmusic.com's and Shampan's audited statements of operations.

2.   UNAUDITED PRO FORMA ADJUSTMENTS

A description of the adjustments included in the unaudited pro forma financial statements are as follows:

(a) Reflects the issuance of 10,046,344 shares of $0.01 par value common stock of Shampan in exchange for the outstanding common shares of takeoutmusic.com

(b)      Reflects the elimination of takeoutmusic.com's common stock.

(c)      Reflects the elimination of Shampan's accumulated deficit.